SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 13, 2003

eCollege.com
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(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

4900 South Monaco Street
Denver, Colorado 80237
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(Address of principal executive offices)

Registrant's telephone number, including area code (303) 873-7400

N/A
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Former Name or Former Address, if Changed Since Last Report

ITEM 5. OTHER EVENTS

On August 14, 2003, eCollege.com, entered into definitive purchase agreements with a group of institutional investors, including several current shareholders, for the private placement of 2.9 million shares of its common stock, for an aggregate purchase price of $30.45 million. On August 19, 2003 eCollege completed the private placement transaction.

eCollege intends to use the net proceeds of the private placement for working capital and general corporate purposes as well as for strategic purposes in connection with selected acquisitions that may be considered in the future to expand its products and services offerings.

The shares of common stock to be sold in the placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. eCollege has agreed to register the shares for resale. This report does not constitute an offer or sale of any securities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are filed with this report.
Exhibit Number	Description
4.1	Form of Stock Purchase Agreement dated as of August 13, 2003, among eCollege.com and the purchasers identified on the Schedule of Purchasers on Schedule A thereto.
99.1	Press release dated August 14, 2003, "eCollege(SM) Announces $30.45 Million Private Placement of Common Stock"
99.2	Press release dated August 20, 2003, "eCollege(SM) Announces Completion of $30.45 Million Private Placement of Common Stock"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2003

eCollege.com

By: /s/ Oakleigh Thorne Oakleigh Thorne, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Stock Purchase Agreement dated as of August 13, 2003, among eCollege.com and the purchasers identified on the Schedule of Purchasers on Schedule A thereto.
99.1	Press release dated August 14, 2003, "eCollege(SM) Announces $30.45 Million Private Placement of Common Stock"
99.2	Press release dated August 20, 2003, "eCollege(SM) Announces Completion of $30.45 Million Private Placement of Common Stock"

Exhibit 4.1

STOCK PURCHASE AGREEMENT

eCollege.com
eCollege Building
4900 South Monaco Street
Denver, Colorado 80237

The undersigned (the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made as of the date set forth below between eCollege.com, a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to 3,200,000 shares (the "Shares") of common stock of the Company, $0.01 par value per share (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor                  shares, for a purchase price of $10.50 per share, or an aggregate purchase price of $                 , pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor pursuant to Exhibit A, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: , 2003
"INVESTOR"
By:
Print Name:
Title:
Address:

AGREED AND ACCEPTED:
ECOLLEGE.COM
By:
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

2. Agreement to Sell and Purchase the Shares; Subscription Date.

2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth in the Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I at the purchase price set forth in such Agreement.

2.2 The Company may enter into this form of Stock Purchase Agreement with certain other investors (the "Other Investors") and, in connection with those agreements, complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "Subscription Date") on which the Company has (i) executed Agreements with Investors for the purchase of at least 2,000,000 Shares and (ii) notified Credit Suisse First Boston LLC (in its capacity as Placement Agent for the Shares, the "Placement Agent") in writing that it is no longer accepting Agreements from Investors for the purchase of Shares.

2.3 Investor acknowledges that the Company intends to pay the Placement Agent a fee in respect of the sale of Shares to the Investor.

3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur at a place and time (the "Closing Date") to be specified by the Company and the Placement Agent, and of which the Investors will be notified at least 24 hours in advance by the Placement Agent. The Closing shall take place on a delivery versus payment basis. At the Closing, the Company shall issue to the Investor the Shares and shall deliver or cause to be delivered to the Investor, and the Investor hereby authorizes the Company's transfer agent to deliver or cause to be delivered, at the address set forth in Exhibit A hereto, one or more certificates representing the Shares duly registered in the name of the Investor, or its nominee, as specified in Exhibit A hereto. The Investor's custodial bank, or other designee, will take possession of the physical stock certificate and, after verifying that the certificate is in the proper nominee name and for the proper number of shares, and after confirming with the Investor that all closing conditions have been satisfied, will wire the purchase price to an account designated in writing by the Company.

The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company, except for the condition set forth in Section 2.2(i) above: (a) completion of purchases and sales under the Agreements with the Other Investors; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

The Investor's obligation to purchase the Shares shall be subject to the satisfaction of all of the conditions set forth in the Letter Agreement, dated July 30, 2003 between the Company and the Placement Agent. The Investor's obligations are expressly not conditioned on the purchase by any or all of the other Investors of the Shares that they have agreed to purchase from the Company.

4. Representations, Warranties and Covenants of the Company. For purposes of the representations and warranties set forth in this Article 4 only, the term "Company" shall be defined to include the Company and the Company's subsidiary, eCollege International, Inc. Except as otherwise described in the Company's filings with the Securities and Exchange Commission (the "SEC") since January 1, 2002 (the "SEC Documents") and in the Company's press releases since May 15, 2003 (collectively with the SEC Documents, the "Company Information"), which qualify the following representations and warranties in their entirety, the Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1 Organization. The Company is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company ("Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its property is bound, where such conflict, violation or default is likely to result in a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its property, where such conflict, violation or default is likely to result in a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws or the rules of the Nasdaq Stock Market.

4.4 Capitalization. The capitalization of the Company is described in the Company's SEC Documents as of the dates set forth therein. The Company has not issued any capital stock since May 15, 2003 other than pursuant to employee benefit plans disclosed in the Company's SEC Documents. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal, state and foreign securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Company's SEC Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares, except that Silicon Valley Bank is entitled to certain "piggy back" registration rights with respect to approximately 4,442 shares of Common Stock of the Company pursuant to that Amended and Restated Registration Agreement, dated December 21, 1998, between the Company (as successor in interest to Real Education Inc.) and the investors identified therein. Except as disclosed in the Company's SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or threatened to which the Company is a party or of which the business or property of the Company is subject that is not disclosed in the Company's SEC Documents.

4.6 No Violations. The Company is not in violation of its charter, bylaws or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably likely to have a Material Adverse Effect.

4.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, and 4.13, the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

4.8 Intellectual Property. Except as specifically disclosed in the Company's SEC Documents (i) the Company owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the SEC Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the SEC Documents, except where the failure to currently own or possess such Intellectual Property is not likely to result in a Material Adverse Effect, (ii) to the knowledge of the Company, the Company is not infringing, has not received any notice of, and has no knowledge of, any asserted infringement by the Company of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, is likely to result in a Material Adverse Effect and (iii) the Company has not received any notice of, and has no knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company that, individually or in the aggregate, is likely to result in a Material Adverse Effect.

4.9 Financial Statements. The financial statements of the Company and the related notes contained in the Company's SEC Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Except as disclosed in the Company's SEC Documents, such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject in the case of unaudited statements, to normal year-end adjustments.

4.10 No Material Adverse Change. Except as disclosed in the Company Information, since March 31, 2003, there has not been (i) any Material Adverse Effect, (ii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a Material Adverse Effect.

4.11 NASDAQ Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is listed on The Nasdaq National Market (the "Nasdaq Stock Market"), and neither the Company, nor to the knowledge of the Company, any third party has taken any action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market.

4.12 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading:

(a) The Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "10-K");

(b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003; and

(c) All other documents, if any, filed by the Company with the SEC since December 31, 2002.

4.13 Listing. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and the listing thereof on the Nasdaq Stock Market.

4.14 Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or made by any person acting on its behalf and of which the Company is aware in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.15 No Manipulation of Stock. Prior to the Closing Date, the Company has not taken and will not, in violation of applicable law, take any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock. Subsequent to the Closing Date, the Company will not, in violation of applicable law, take any action outside of the ordinary course of business designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock.

4.16 Accountants; Disclosure Controls and Procedures; Internal Controls.

(a) To the knowledge of the Company, KPMG LLP, who the Company expects will express their opinion with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 2002, into the Registration Statement (as defined below) and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act and the rules and regulations promulgated thereunder.

(b) At all times since first required by all applicable Exchange Act rules, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, is made known to the certifying officers by others within the Company, particularly during the period in which the Form 10-K or Form 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the date required by applicable Exchange Act Rules for the completion of such evaluation for the Form 10-K or Form 10-Q, as the case may be, prior to the filing date of each Form 10-K or Form 10-Q, as the case may be, for which such evaluation was required by applicable Exchange Act rules (each such date, the "Evaluation Date"). The Company presented in each such Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the most recent Evaluation Date, there were no changes in internal control over financial reporting that occurred that have materially affected or are reasonably likely to materially affect the Company's internal control over financial reporting.

4.17 Contracts. All contracts, agreements and arrangements that should have been disclosed in, or included as exhibits to, the filings made by the Company with the SEC pursuant to the requirements of the Securities Act or the Exchange Act have been so disclosed or included therein or therewith. The contracts described in, included as exhibits to or incorporated by reference in the filings made by the Company with the SEC that are material to the Company are in full force and effect on the date hereof. Neither the Company, nor, to the Company's knowledge, any other party to the contracts described in, included as exhibits to, or incorporated by reference into the filings made by the Company with the SEC, is in breach of or default under any such contract which would have a Material Adverse Effect.

4.18 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.19 Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

4.20 Insurance. The Company maintains and will continue to maintain insurance of the types and in the amounts that is reasonable and adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

4.21 Offering Materials. Other than the Company Information, the Company and its agents have not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

4.22 Opinion of Counsel. The Company shall cause to be delivered to the Investors and the Placement Agent by counsel to the Company a customary legal opinion pertaining to the availability of an exemption from the registration provision of the Securities Act, the due authorization and valid issuance of the Shares, and other customary legal opinions.

4.23 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

4.24 Form 8-K. Notwithstanding anything contained herein to the contrary, the Company agrees to publicly disclose, on Form 8-K or such other periodic report permitted to be filed under the Securities Exchange Act of 1934, as amended, with the SEC, the transactions contemplated herein no later than two (2) business days after the Closing Date.

5. Representations, Warranties and Covenants of the Investor.

5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth in the Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in the Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth in the Agreement, relied only upon the Company Information provided to the Investor by the Company in contemplation of this offering and the representations and warranties of the Company contained herein. Investor understands that its acquisition of the Shares has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire attached hereto as Exhibit B, which questionnaire is true and correct in all respects.

5.2 The Investor acknowledges and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares.

5.3 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, including Section 7.2 hereof, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges and agrees that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company, in accordance with this Agreement and based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

5.5 Investor will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Shares purchased in the Offering, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of the Shares purchased in the Offering by the Investor or any other person or entity. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Shares purchased in the Offering.

5.6 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

5.7 The Investor is a sophisticated institutional investor and has the requisite knowledge and experience in financial and business matters and expertise in assessing credit risk, and is capable of evaluating the merits, risks and suitability of investing in the Shares. The Investor has conducted its own diligence investigation of the Company and it is relying exclusively on its diligence investigation and its own sources of information and credit analysis with respect to the Shares. The Investor would be able to bear the economic risks of and an entire loss of its investment in the Shares.

6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

7. Registration of the Shares; Compliance with the Securities Act.

7.1 Registration Procedures and Expenses. The Company shall:

(a) subject to receipt of information from the Investors that is both customary and necessary, prepare and file with the SEC, as soon as practicable, but in no event later than thirty (30) days after the Closing Date (the date of such filing with the SEC, the "Filing Date"), a registration statement on Form S-3 (or in the event that the Company is unable to use Form S-3, then on Form S-1) (the "Registration Statement") to enable the resale of the Shares by the Investors from time to time through the automated quotation system of the Nasdaq Stock Market or in privately-negotiated transactions; provided, however, that not less than two (2) days prior to the filing of the Registration Statement, the Company shall provide the Investor with a copy of those portions of the Registration Statement proposed to be filed relating to information provided to the Company by the Investor and the Company agrees to consider all appropriate comments provided by such Investor with respect to the Registration Statement for inclusion in the Registration Statement;

(b) use its reasonable efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than one hundred twenty (120) days after the Filing Date (the "Effective Date"); provided, however, that if the Registration Statement has not been declared effective by the SEC on or before the Effective Date, then the Company shall, on the first day after the Effective Date, pay the Investor an amount equal to one-half percent (.5%) of the total purchase price of the Shares purchased by the Investor pursuant to this Agreement, and one-quarter percent (.25%) of the total purchase price of the Shares purchased by the Investor, each thirtieth day thereafter, up to a maximum of one and one-quarter percent (1.25%) of such total purchase price until the Registration Statement is declared effective by the SEC;

(c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor's Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement;

(d) furnish to the Placement Agent and to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor, provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement;

(g) advise the Investors, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(h) with a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor's Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; (iii) furnish to the Investor upon request, as long as the Investor owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares without registration; and (iv) subject to the conditions set forth in this Agreement, and provided the conditions of Rule 144(k) are satisfied in all respects, including without limitation, that the Investor is not an Affiliate of the Company, as such term is defined in Rule 144, use commercially reasonable efforts to cause the removal of any restrictive legends on the Shares necessary to enable the Investor to sell the Shares under Rule 144(k).

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7.1 that the Investor shall furnish to the Company, pursuant to the written request by the Company, such information regarding itself, the Shares to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares.

The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period of time during which the Company is required to cause the Registration Statement to become effective shall be extended to the later of (i) the 90th day after such SEC notification, or (ii) 120 days after the Filing Date.

7.2 Transfer of Shares After Registration; Suspension.

(a) The Investor agrees that it will not effect any Disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described herein, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) promptly inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c) and 7.2(d).

(d) Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two nonconsecutive occasions of not more than forty-five (45) days each in any twelve (12) month period, unless, in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to the Company; and provided further that if the number of days during which Investor is subject to a Suspension in any twelve (12) month period exceeds ninety (90) days (consecutive or nonconsecutive) then on the ninety-first (91st) day of a Suspension, the Company shall pay the Investor an amount equal to one-half percent (.5%) of the total purchase price of the Shares purchased by the Investor pursuant to this Agreement, and one-quarter percent (.25%) of the total purchase price of the Shares purchased by the Investor, each thirtieth day thereafter, up to a maximum of one and one-quarter percent (1.25%) of such total purchase price, until the expiration of the Suspension.

(e) Provided that a Suspension is not then in effect the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

(f) In the event of a sale of Shares by the Investor, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the shares may be properly transferred.

7.3 Indemnification. For the purpose of this Section 7.3:

(a) the term "Selling Stockholder" shall include the Investor and any officer, director, agent, trustee or affiliate of such Investor;

(b) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

(c) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) but only insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of any such Selling Stockholder to comply with its covenants and agreements contained in Sections 5.1, 5.2, 5.3 or 7.2 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

(ii) The Investor agrees to indemnify and hold harmless the other Selling Stockholders and the Company (and each person, if any, who controls the Company or the other Selling Stockholders within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the other Selling Stockholders or the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), but only insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (A) any failure to comply with the covenants and agreements contained in Section 5.1, 5.2, 5.3 or 7.2 hereof, or (B) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the other Selling Stockholders and the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

(iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (in addition to appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (iv), no Investor shall be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

(v) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish to the Investor:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b) upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

(c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:
eCollege.com eCollege Building 4900 South Monaco Street Denver, Colorado 80237
Attn: Oakleigh Thorne Chief Executive Officer Phone: (303) 632-1779 Facsimile: (303) 873-3849
(b)	with a copy mailed to:
Holme Roberts & Owen LLP 1700 Lincoln Suite 4100 Denver, Colorado 80203
Attn: Richard Plumridge Phone: (303) 861-7000 Facsimile: (303) 866-0200

(c) if to the Investor, at its address set forth in the Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

14. Confidential Disclosure Agreement. Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and the Investor in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

* * * *

Exhibit A

ECOLLEGE.COM

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 5 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:
2.	The relationship between the Investor and the registered holder listed in response to item 1 above:
3.	The mailing address of the registered holder listed in response to item 1 above:
4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

Exhibit B

ECOLLEGE.COM

INVESTOR QUESTIONNAIRE

(all information will be treated confidentially)

To: eCollege.com

This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.01 per share, of eCollege.com (the "Securities"). The Securities are being offered and sold by eCollege.com (the "Corporation") without registration under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.
A.		Background Information
Name:
Business Address:	(Number and Street)
(City) (State) (Zip Code)
Telephone Number: ( )
Residence Address:	(Number and Street)
(City) (State) (Zip Code)
Telephone Number: ( )
If an individual:
Age:	Citizenship:	Where registered to vote:
If a corporation, partnership, limited liability company, trust or other entity:
Type of entity:
State of formation:		Date of formation:
Social Security or Taxpayer Identification No.
Send all correspondence to (check one):		Residence Address	Business Address
B.	Status As Accredited Investor

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1)

a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

_____ (2)	a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;
_____ (3)

an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

_____ (4)	a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;
_____ (5)

a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (6)

a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7)	an entity in which all of the equity owners are accredited investors (as defined above).
C.	Representations
The undersigned hereby represents and warrants to the Corporation as follows:
1.

Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.

The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3.	There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.
4.

The undersigned acknowledges that there may occasionally be times when the Corporation, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Corporation has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5.

In addition to reviewing the Company Information as defined in the Stock Purchase Agreement to which this questionnaire is an exhibit, the undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks described under the heading "Risk Factors" in the Corporation's most recent annual report on Form 10-K.

(1)

As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony paid, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of _____________, 2003, and declares under oath that it is truthful and correct.

Print Name
By:
Signature
Title:	(required for any purchaser that is a corporation, partnership, trust or other entity)

Exhibit C

ECOLLEGE.COM

CERTIFICATE OF SUBSEQUENT SALE

[Name of Transfer Agent]

RE:	Sale of Shares of Common Stock of eCollege.com (the "Company") pursuant to the Company's Prospectus dated _______________, 2003 (the "Prospectus")

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.
Selling Shareholder (the beneficial owner):
Record Holder (e.g., if held in name of nominee):
Restricted Stock Certificate No.(s):
Number of Shares Sold:
Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,
By:
Print Name:
Title:

Dated:
cc:	Investor Relations eCollege.com eCollege Building 4900 South Monaco Street Denver, Colorado 80237

Schedule A Purchasers
Name and Address	Shares	Aggregate Purchase Price ($)
The Chilton Family Foundation	30,000	315,000
Chilton Opportunity International, L.P. Prior beneficial ownership: 10,540 shares of Common Stock	15,502	162,771
Chilton New Era International, L.P.	171,084	1,796,382
Chilton New Era Partner, L.P.	228,916	2,403,618
Chilton Opportunity Trust, L.P. Prior beneficial ownership: 22,723 shares of Common Stock	33,530	352,065
Chilton Small Cap International, L.P. Prior beneficial ownership: 63,279 shares of Common Stock	77,602	814,821
Chilton Small Cap Partners, L.P. Prior beneficial ownership: 26,621 shares of Common Stock	32,498	341,229
Chilton QP Investment Partners, L.P. Prior beneficial ownership: 134,422 shares of Common Stock	198,443	2,083,652
Chilton International, L.P. Prior beneficial ownership: 215,746 shares of Common Stock	318,964	3,349,122
Chilton Global Partners, L.P. Prior beneficial ownership: 15,000 shares of Common Stock	100,000	1,050,000
Chilton Investment Partners, L.P. Prior beneficial ownership: 63,269 shares of Common Stock	93,461	981,341
State Street Research Small Capitalization Growth Group Trust	6,000	63,000
State Street Research Emerging Growth Fund	141,300	1,483,650
JP Morgan Multi-Manager Small Cap Growth Fund	41,171	432,295.50
Phoenix State Street Research Small Cap Growth Series Fund	7,729	81,154.50
State Street Research Asset Allocation Fund	53,800	564,900
MFS Variable Insurance Trust (1) (2) Prior beneficial ownership: 63,100 shares of Common Stock Investor's shares are distributed by MFS Fund Distributors, Inc. an affiliate of such Investor and a NASD member.	235,100	2,468,550
MFS/SUN Life Series Trust (1) (2) Prior beneficial ownership: 31,500 shares of Common Stock Investor's shares are distributed by MFS Fund Distributors, Inc. an affiliate of such Investor and a NASD member.	118,700	1,246,350
MFS Series Trust I (1) (2) Prior beneficial ownership: 172,800 shares of Common Stock Investor's shares are distributed by MFS Fund Distributors, Inc. an affiliate of such Investor and a NASD member.	646,200	6,785,100
Special Situations Fund III, L.P.	262,500	2,756,250
Special Situations Cayman Fund, L.P.	87,500	918,750

(1) The following is a list of MFS Funds that hold Company securities as of August 8, 2003:
FDG	MFS SERIES TRUST X on behalf of one of its series, MFS Fundamental Growth Fund	1,200
IEG	MFS FUNDS SICA V on behalf of one of its compartments, MFS Funds - US Emerging Growth Fund	6,100
MEE	MFS INSTITUTIONAL TRUST on behalf of one of its series, MFS Institutional Emerging Equities Fund	25,700
MEF	MFS MERICIAN FUNDS on behalf of one of its series, MFS Meridian US Emerging Growth Fund	52,800
MEW	MFS MERIDIAN FUNDS on behalf of one of its series, MFS Meridian Global Growth Fund	2,800
NDF	MFS SERIES TRUST I on behalf of one of its series, MFS New Discovery Fund	172,800
NWD	MFS/SUN LIFE SERIES TRUST on behalf of one of its series, New Discovery Series	31,500
VND	MFS VARIABLE INSURANCE TRUST on behalf of one of its series, MFS New Discovery Series	63,100

(2) The following is a list of institutional private client accounts managed by Massachusetts Financial Services Company, or funds subadvised by Massachusetts Financial Services Company, and hold Company securities in such accounts:

ALGA	Retirement Board of Allegheny County	3,300
AMBI	Fortune Brands, Inc.	4,000
AMTI	Brown & Williamson	8,900
CPSE	Consolidated Papers, Inc.	2,000
GOSI	General Organisation for Social Insurance	4,300
GWSE	Maxim Series Fund, Inc. (Small Cap Portfolio)	18,800
LDCC	Laborers' District Council & Contractors Pension Fund of Ohio	3,700
MTCE	Michelin North America Inc.	6,600
SSCE	HSBC Republic Investments Limited	600
WPCE	Carpenters Pension Fund of W. Pennsylvania	1,200

Exhibit 99.1

For Immediate Release

For Information Contact
Doug Kelsall Executive Vice President and CFO 303.873.3897 dougk@ecollege.com	Kristi Emerson Public Relations Manager 303.873.3788 kristie@ecollege.com

eCollege(SM) Announces $30.45 Million Private Placement of Common Stock

Denver - August 14, 2003 - eCollege(SM) [Nasdaq: ECLG], a leading provider of outsource solutions for online higher education programs, today announced that it has entered into definitive purchase agreements with a group of institutional investors, including several current shareholders, for the private placement of 2.9 million shares of its common stock, for an aggregate purchase price of $30.45 million.

The financing is expected to close early next week and is contingent upon certain customary closing conditions. eCollege intends to use the net proceeds of the private placement for working capital and general corporate purposes as well as for strategic purposes in connection with selected acquisitions that may be considered in the future to expand its products and services offerings.

The shares of common stock to be sold in the placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. eCollege has agreed to register the shares for resale. This press release does not constitute an offer or sale of any securities.

About eCollege

eCollege [Nasdaq: ECLG] is a leading eLearning outsource provider of technology and services to educational markets. The Company designs, builds and supports some of the most successful, fully online degree, certificate/diploma and professional development programs in the country. eCollege's customers include publicly-traded for-profit institutions, community colleges, public and private universities, school districts, and state departments of education. The Company was founded in 1996 and is headquartered in Denver. For more information, visit www.eCollege.com.

This news release contains statements that are not historical in nature and that may be characterized as "forward-looking statements" within the meaning of the securities laws including those related to use of proceeds and registration. These statements are based on management's current expectations and are subject to a number of uncertainties and risks. Actual results may differ materially. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to, the possibility that we may not have sufficient funds for all of the uses mentioned, registration of the shares may not be timely and exemptions may not be available, and such other factors as are discussed in our most recent Form 10-Q Quarterly Report filed with the U.S. Securities and Exchange Commission ("SEC"), which you are encouraged to review in connection with this release. We believe that these forward-looking statements are reasonable, however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. We are not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

eCollege is a service mark of eCollege. All other trademarks or registered trademarks are the property of their respective owners.

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Exhibit 99.2

For Immediate Release

For Information Contact
Doug Kelsall Executive Vice President and CFO 303.873.3897 dougk@ecollege.com	Kristi Emerson Public Relations Manager 303.873.3788 kristie@ecollege.com

eCollege(SM) Announces Completion of $30.45 Million Private Placement of Common Stock

Denver - August 20, 2003 - eCollege(SM) [Nasdaq: ECLG], a leading provider of outsource solutions for online higher education programs, today announced that it completed its previously announced private placement of 2.9 million shares of eCollege common stock with a group of institutional investors, including several current shareholders, for an aggregate purchase price of $30.45 million.

eCollege intends to use the net proceeds of the private placement for working capital and general corporate purposes, as well as for strategic purposes in connection with selected acquisitions that may be considered in the future to expand its products and services offerings.

The shares of common stock to be sold in the placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. eCollege has agreed to register the shares for resale. This press release does not constitute an offer or sale of any securities.

About eCollege

eCollege [Nasdaq: ECLG] is a leading eLearning outsource provider of technology and services to educational markets. The Company designs, builds and supports some of the most successful, fully online degree, certificate/diploma and professional development programs in the country. eCollege's customers include publicly-traded for-profit institutions, community colleges, public and private universities, school districts, and state departments of education. eCollege was founded in 1996 and is headquartered in Denver. For more information, visit www.eCollege.com.

This news release contains statements that are not historical in nature and that may be characterized as "forward-looking statements" within the meaning of the securities laws including those related to use of proceeds and registration. These statements are based on management's current expectations and are subject to a number of uncertainties and risks. Actual results may differ materially. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to, the possibility that we may not have sufficient funds for all of the uses mentioned, registration of the shares may not be timely and exemptions may not be available, and such other factors as are discussed in our most recent Form 10-Q Quarterly Report filed with the U.S. Securities and Exchange Commission ("SEC"), which you are encouraged to review in connection with this release. We believe that these forward-looking statements are reasonable, however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. We are not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

eCollege is a service mark of eCollege. All other trademarks or registered trademarks are the property of their respective owners.

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